UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒   Filed by a Party Other Than the Registrant ☐

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

DWS VALUE EQUITY TRUST

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Questions & Answers

DWS Enhanced S&P 500 Index Fund

Q&A

Q Why am I receiving this proxy statement?

A The shareholders of DWS Enhanced S&P 500 Index Fund (the “Fund”) are being asked to approve a new Investment Management and Unitary Fee Agreement (“New Agreement”) between the Fund and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the Fund. This approval is required by the Investment Company Act of 1940, as amended (the “1940 Act”). The New Agreement is part of a proposed plan to change the way the Fund is managed and to change its fee structure.

Q What changes is DIMA proposing for the Fund?

A DIMA’s proposed plan would change the manner in which the Fund’s investments are managed, with the goal of improving the Fund’s investment performance. Under the plan, the Fund’s Sub-Advisory Agreement with Northern Trust Investments, N.A. would be terminated, and DIMA would assume day-to-day management of the Fund. DIMA would manage the Fund’s portfolio using a combination of (i) a passive Standard & Poor’s 500 Index® tracking strategy, and (ii) a global tactical asset allocation overlay strategy known as iGAP (integrated Global Alpha Platform) that seeks to provide enhanced returns, as described in the attached Proxy Statement. In addition, the name of the Fund would be changed to DWS S&P 500 Plus Fund. These changes do not require shareholder approval. As part of the plan, DIMA and the Fund would also enter into the New Agreement, which provides for a new fee and expense structure for the Fund. All of the changes described above (including those which do not require shareholder approval) will be implemented only if the New Agreement is approved by shareholders. If the New Agreement is approved by shareholders, these changes will take place on or about January 1, 2009.

Q&A continued

Q What will change under the New Agreement?

A Under the New Agreement, which is described more fully in the attached Proxy Statement, DIMA would, in addition to providing investment management services to the Fund, assume responsibility for the payment of all of the Fund’s day-to-day operating expenses, with several exceptions described below. This means that DIMA would pay, among other expenses, the fees of the Fund’s custodian, administrator, transfer agent, and other service providers to the Fund. Currently, the Fund is responsible for paying these expenses. In return, the Fund will pay DIMA a fee (“Unitary Fee”) of 0.50% of the Fund’s average daily net assets for the first year. After one year this fee may be reduced to as low as zero or raised to as high as 1.00%, depending on how the Fund’s investment performance compares to the Performance Benchmark (as defined in the Proxy Statement).

After carefully reviewing the proposal, the Fund’s Board of Trustees (the “Board”) has determined that these actions are in the best interests of the Fund. The Board unanimously recommends that you vote for the proposal to approve the New Agreement.

Q Which Fund expenses will not be covered by the Unitary Fee?

A Under the New Agreement, the Unitary Fee will cover all of the Fund’s day-to-day expenses in the ordinary course of its business other than distribution fees and expenses (i.e., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as any extraordinary expenses.

Q What will happen if the shareholders do not approve the New Agreement?

A As noted above, if shareholders of the Fund do not approve the New Agreement, the Fund will continue to be managed under its current Investment Management Agreement with DIMA and the Sub-Advisory Agreement with Northern Trust Investments, N.A. The investment strategy, fee structure and Fund name will not change. The Board will also consider alternatives and take any action that it deems to be in the best interests of the Fund.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q Will the Fund pay for this proxy solicitation and legal costs associated with this solicitation?

A No. DIMA will bear these costs.

Q Whom should I call for additional information about this Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at 1-866-612-1826.

“Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500,” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the DWS Funds. The DWS Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

DWS ENHANCED S&P 500 INDEX FUND

A Message from the Fund’s President

August 29, 2008

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in the DWS Enhanced S&P 500 Index Fund (the “Fund”), a series of DWS Value Equity Trust. While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of an Investment Management and Unitary Fee Agreement (the “New Agreement”) between Deutsche Investment Management Americas Inc. (“DIMA”) and the Fund.

If the New Agreement is approved, DIMA will assume day-to-day management of the Fund’s investment portfolio and will employ a combination of (i) a passive Standard & Poor’s 500 Index® tracking strategy and (ii) a global tactical asset allocation overlay strategy that seeks to enhance returns. Under the New Agreement, DIMA will pay most of the Fund’s day-to-day operational expenses and will be paid a fee of 0.50% of the Fund’s net assets during the first year. After the first year, this fee will be adjusted based on the Fund’s investment performance relative to its performance benchmark.

This New Agreement is now being submitted to shareholders for approval. The enclosed proxy statement provides greater detail about the Proposal, why it is being made and how it would affect the Fund. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the Proposal, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 1-866-612-1826, or contact your financial advisor. Thank you for your continued support of DWS Investments.

Michael G. Clark

President

DWS Value Equity Trust

DWS ENHANCED S&P 500 INDEX FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for the DWS Enhanced S&P 500 Index Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of the DWS Enhanced S&P 500 Index Fund (the “Fund”):

A Special Meeting of Shareholders of the Fund will be held on October 27, 2008 at 3:00 PM, Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approval of an Investment Management and Unitary Fee Agreement between Deutsche Investment Management Americas Inc. (“DIMA”) and the Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares at the close of business on July 29, 2008 of the Fund are entitled to vote with respect to the Proposal at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Trustees,

John Millette

Secretary

August 29, 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS ENHANCED S&P 500 INDEX FUND

This document contains a Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important matter relating to the Fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Board of Trustees’ recommendation on the proposal.

We urge you to review the Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us. If you have any questions, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-612-1826) or contact your financial advisor.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 27, 2008

This Proxy Statement is being furnished in connection with the solicitation of proxies and voting instructions by the Board of Trustees (the “Board”) of DWS Value Equity Trust with respect to the DWS Enhanced S&P 500 Index Fund (the “Fund”) to be used at the special meeting of shareholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, on October 27, 2008 at 3:00 PM, Eastern time, and at any adjournments or postponements thereof (the “Meeting”) at which shareholders will be asked to consider a proposal (the “Proposal”).

This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about August 29, 2008. It explains what you should know before voting on the Proposal described herein. Please read it carefully and keep it for future reference.

The Proposal relates to a recommendation by Deutsche Investment Management Americas Inc. (“DIMA”), the Fund’s investment advisor, to enter into an Investment Management and Unitary Fee Agreement with the Fund. The Board is recommending that shareholders approve the Proposal as described below.

This document is designed to give you the information you need to vote on the Proposal. Much of the information is required disclosure under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., your Fund’s proxy solicitor, at 1-866-612-1826, or contact your financial advisor.

Shareholders may receive free copies of the Fund’s annual reports, semiannual reports, prospectuses and statements of additional information or request other information about the Fund or make shareholder inquiries by contacting their financial advisor or by calling the Fund at 1-800-621-1048 (Class A, B, C and R shares) or 1-800-728-3337 (Class S shares).

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Fund, including the Fund’s prospectuses and statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

PROPOSAL: APPROVAL OF AN INVESTMENT MANAGEMENT AND UNITARY FEE AGREEMENT (THE “NEW AGREEMENT”) BETWEEN DIMA AND THE FUND

General.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as the investment advisor to the Fund under an Amended and Restated Investment Management Agreement dated June 1, 2006 (“Current Agreement”), which was approved by a vote of the shareholders of the Fund at a meeting held on May 5, 2006. (Shareholder approval was sought at that time primarily to provide for separate contracts for DIMA’s investment management services and administrative services to the Fund.) The Current Agreement was last reviewed and approved by the Board, including a majority of the Trustees who are not interested persons of the Fund (“Independent Trustees”), on September 18, 2007. Currently, the day-to-day management of the Fund’s investment portfolio is handled by Northern Trust Investments N.A. (“NTI”) under a Sub-Advisory Agreement with DIMA (the “Sub-Advisory Agreement”).

If the New Agreement is approved by shareholders, DIMA plans to terminate the Sub-Advisory Agreement and assume the day-to-day management of the Fund’s investments. DIMA would manage the portfolio using a combination of (i) a passive Standard & Poor’s 500 Index® (“S&P 500 Index”) tracking strategy, and (ii) a global tactical asset allocation overlay strategy known as integrated Global Alpha Platform (“iGAP”) that seeks to provide enhanced returns, as described below. In addition, the name of the Fund would be changed to DWS S&P 500 Plus Fund. These changes do not require shareholder approval. Upon shareholder approval, DIMA and the Fund would enter into the New Agreement, which provides for a new fee and expense structure for the Fund. All of the changes described above (including those which do not require shareholder approval) will be implemented only if the New Agreement is approved by shareholders. If the New Agreement is approved by the shareholders, these changes would take place on or about January 1, 2009. A form of the New Agreement is attached hereto as Exhibit A. The description of the New Agreement below is qualified in its entirety by reference to Exhibit A.

Investment Strategies.    As noted above, if the New Agreement is approved by shareholders, DIMA will employ an investment strategy that differs from the Fund’s current strategy. The current and proposed strategies are described below.

Current Investment Strategy.    NTI uses a multi-step process to select portfolio securities from among the stocks in the S&P 500 Index. Using a proprietary computer model, these stocks are evaluated and ranked based on their growth prospects, relative valuation and history of rising prices. The lowest ranking stocks in the index are generally excluded from the portfolio and other low-ranking stocks are underweighted. NTI also considers significant market trends and company news in making decisions regarding underweights. From the remaining stocks, a subset is selected and weighted to ensure portfolio diversification and to attempt to create a portfolio that is similar to the benchmark index. Factors considered in the allocation of the remaining stocks include: level of exposure to specific industries and risk factors such as valuation ratios, earnings growth rates, price volatility and market capitalization. The Fund’s portfolio is rebalanced on an ongoing basis as the rankings of the stocks in the benchmark index change over time.

Proposed Investment Strategy.    If the New Agreement is approved, DIMA will manage the day-to-day investment of the Fund’s portfolio using a passive S&P 500 Index tracking strategy. DIMA will select a set of stocks from among those which are part of the S&P 500 Index whose characteristics, in DIMA’s judgment, reflect the investment profile of the S&P 500 Index as a whole. In addition, DIMA will seek to enhance returns by employing the iGAP global tactical asset allocation overlay strategy. The iGAP strategy is a total return strategy designed to add value by benefiting from short-term and medium-term mis-pricings within global equity, bond and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management, the global investment management organization of Deutsche Bank AG and its affiliates (including DIMA). Because a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used by DIMA to determine iGAP’s positions using a disciplined risk managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The equity, bond and currency positions are then implemented by using exchange-traded futures and over-the-counter forward currency transactions. When used as a part of the iGAP strategy, derivatives and other instruments generally will not be used for hedging purposes.

DIMA could allocate approximately 20% of the Fund’s net assets to margin payments on futures, premiums on options and other derivative instruments that comprise the iGAP strategy. Because the iGAP strategy relies primarily on futures, options and other derivative instruments, the market exposure obtained from such investments may range up to 100% of the net assets of the Fund. The success of the iGAP strategy depends, in part, on DIMA’s ability to analyze the correlation between various global markets and asset classes. If DIMA’s correlation analysis proves to be incorrect, losses to the Fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

If the New Agreement is approved, the individuals named below would become the portfolio managers of the Fund. The portfolio managers would have authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the Fund’s portfolio holdings.

•

Russell Shtern, CFA, is currently lead portfolio manager for Tax Managed Equity strategies as part of DIMA’s Quantitative Strategies Group. He joined DIMA in 1999 and previously served as a trader’s assistant supporting program, options and equity swaps trading desks. He holds a BBA from Pace University.

•

Robert Wang is the Global Head of Portfolio Management in the Quantitative Strategies Group. He joined DIMA in 1995 as portfolio manager for asset allocation after 13 years of experience trading fixed income, foreign exchange and derivative products at J.P. Morgan. He holds a BS from the Wharton School, University of Pennsylvania.

•

Thomas Picciochi, CAIA, is Senior Portfolio Manager in the Quantitative Strategies Group and a member of iGAP Global Oversight Committee. He formerly served as portfolio manager for Absolute Return Strategies. He joined DIMA in 1999, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. He holds a BA and MBA from the University of Miami.

If the New Agreement is approved by shareholders, between the approval date and the effective date of the New Agreement, DIMA would work with NTI to begin rebalancing the Fund’s equity holdings to more closely reflect the characteristics of the S&P 500 Index (consistent with a “passive index” strategy) and to make assets available to implement the iGAP overlay strategy. This process could result in a temporary increase in the portfolio turnover rate (and related transactional expenses) and the realization of capital gains and losses that may result in increased taxable distributions by the Fund, including distributions taxed at ordinary income tax rates.

Fees and Expenses Under the Current Agreement

Under the Current Agreement, the Fund pays DIMA a monthly management fee based on the Fund’s average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.415%
Next $500 million of such net assets	.390%
Over $1.0 billion of such net assets	.365%

Accordingly, for the year ended February 29, 2008 the fee pursuant to the Current Agreement was $418,510, equivalent to an annual effective rate of 0.415% of the Fund’s average daily net assets.

Effective October 1, 2008 through September 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses as follows: 1.28% for Class A shares, 2.03% for both Class B and C shares, 1.53% for Class R shares and 1.03% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses. (If the New Agreement is adopted these contractual waivers will no longer apply.)

Fees and Expenses under the New Agreement.    Under the New Agreement, the Fund will pay DIMA a single fee that covers not only DIMA’s investment management services, but also all of the Fund’s day-to-day expenses in the ordinary course of business, except as noted below (the “Unitary Fee”). DIMA would pay for, among other things, the expenses for administration, custody, transfer agency, registration, shareholder reports and professional services. Currently, these expenses are paid by the Fund. DIMA will not be responsible for distribution fees and expenses, taxes, brokerage or other portfolio trading expenses or for extraordinary expenses (as determined by the Board).

For the first year under of the New Agreement (currently expected to begin on January 1, 2009), the Fund will pay to DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the Fund’s net assets at the end of the prior day. After one year, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (the “Base Fee”), adjusted as described below, of the Fund’s average daily net assets for the previous one-year period (“Performance Period”). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the Fund’s investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the “Performance Benchmark”) over the Performance Period. If the Fund’s investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the Fund’s investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the Fund’s investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%. In effect, the Unitary Fee after the first year will equal the amount by which the investment performance of the Class S shares of the Fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the Fund would pay to DIMA assuming various returns on Class S shares:

Investment Performance During Performance Period	Unitary Fee
Exceeds the S&P 500 Index by 1.00% or more	1.00%
Exceeds the S&P 500 Index by 0.75%	0.75%
Exceeds the S&P 500 Index by 0.50%	0.50%
Exceeds the S&P 500 Index by 0.25%	0.25%
Equals or is less than the S&P 500 Index	0.00%

Under the New Agreement, therefore, if the Fund’s Class S investment performance is at or below the S&P 500 Index, the shareholders of the Fund will neither pay the Unitary Fee nor bear the Fund’s day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees).

Comparison with Existing Fees and Expenses. Exhibit B to this Proxy Statement provides a comparison of the Fund’s current fees and operating expenses for each class of shares to the fees and expenses under the New Agreement, assuming various investment performance levels for the Fund. The comparison indicates that, under the New Agreement, assuming the Fund assets and expenses remain stable, the expense ratio of the Fund will decline for all classes during the first year and, assuming that DIMA earns the Base Fee, after the first year. Even if DIMA earns the highest possible Unitary Fee of 1.00% after the first year, the expense ratio of each class of shares of the Fund will be equal to or below the current level (except for Class C shares, whose expense ratio will increase by 0.05%).

Comparison of Other Key Terms of the Current Agreement and the New Agreement.    Under both the Current Agreement and the New Agreement (each, the “Agreement”), DIMA, under the supervision of the Board, provides the Fund with continuing investment management services consistent with the Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portions of the Fund’s assets shall be held uninvested. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each Agreement provides that it continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board, or by the vote of a majority of the outstanding voting securities of the Fund. Unless its continued effectiveness is approved, the Current Agreement will terminate on September 30, 2008, and the New Agreement would terminate two years after its effective date (currently expected to be December 31, 2010). Each Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Board on 60 days’ written notice, or by DIMA on 60 days’ written notice to the Fund. Each Agreement terminates automatically in the event of its assignment.

Each Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except DIMA will be liable for loss caused by willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Each Agreement permits DIMA to delegate through a sub-advisory agreement certain of its portfolio management services to subadvisors. This delegation would be subject to Board approval and, to the extent required by applicable law, shareholder approval. Each Agreement also requires that DIMA oversee the services provided by the subadvisor. DIMA does not currently contemplate delegating portfolio management duties to a subadvisor if and when the New Agreement is in effect.

Board Considerations of the New Agreement.    The Board, including the Independent Trustees, approved the New Agreement at a meeting held on July 16, 2008. DIMA informed the Board that the New Agreement was being proposed as part of its efforts to enhance performance and to better align DIMA’s compensation with the Fund’s performance.

In connection with its consideration of the New Agreement, the Board met privately with its independent legal counsel. The Board was also advised by the Fund’s independent fee consultant. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

During its review of the New Agreement, the Board took into account not only the information provided to it in connection with the July 16, 2008 Board meeting, but also the information it obtained regarding DIMA and the Fund during its Contract Committee meetings and regular Board meetings.

In determining to approve the New Agreement, the Board considered all factors that it believes relevant to the interests of the Fund, including:

•

The proposed investment management fee and total operating expenses of the Fund.    The Board determined that, because DIMA is obligated to provide a broader range of services and to bear additional categories of expenses in return for the Unitary Fee than would be the case under a typical management contract, it was most appropriate to examine and compare the Fund’s total expense ratio. In this regard, the Board noted that, if DIMA earned the Base Fee, the Fund’s total (net) operating expense ratio would be (i) lower than the current expense ratio for each class of the Fund and (ii) lower than the median (2nd quartile) of the applicable Lipper expense group (based on Lipper data provided as of

December 31, 2007). The Board also considered that, at the maximum Unitary Fee (which would be paid only if the Fund’s Class S performance exceeded the S&P 500 Index by 1.00% or more over the prior year and only after the first year of the New Agreement), such expense ratio would be (i) equal to or lower than the current expense ratio for each class of the Fund (other than Class C, which at the maximum Unitary Fee would bear slightly (0.05%) higher expenses) and (ii) higher than the median (3rd quartile) of the applicable Lipper expense group (based on Lipper data provided as of December 31, 2007). The Board also noted that DIMA would be undertaking substantial economic risk in connection with the proposed arrangements, and that if the Fund underperformed the Performance Benchmark, the Fund would pay a lower (and potentially no) Unitary Fee to DIMA after the first year of the New Agreement.

•

The proposed Performance Benchmark.    The Board carefully considered the proposed Performance Benchmark, including the appropriateness of the periods used for computing average asset values and performance. The Board also considered the implications of using Class S shares to measure the Fund’s performance for purposes of determining the performance adjustment to the Base Fee. The Board examined the proposed Unitary Fee schedule, the effect that using Class S shares instead of another class would have on the fees to be paid, the relative size of each class, the expense ratio of each class and the nature of the S&P 500 Index. In particular, the Board noted that Class S shares represent the largest class of the Fund. After consideration of the factors above, the Board concluded that the use of Class S shares to measure performance was appropriate.

•

The extent to which economies of scale would be realized as the Fund grows.    Given the uncertainty regarding the Fund’s size and related operating costs once the Unitary Fee and proposed investment strategy are in place, the Board deferred evaluation of economies of scale to a future date. The Board observed that while the proposed investment management fee does not include breakpoints, the Board would consider implementation of one or more breakpoints or fee reductions in the future as the Fund grows.

•

The investment performance of the Fund and DIMA.    Because DIMA had not yet taken responsibility for the day-to-day management of the Fund’s assets, and the Fund would be managed pursuant to a new investment strategy, information regarding the Fund’s past performance was considered for the limited purpose of concluding that changes to the Fund’s strategy were appropriate. DIMA also provided the Board with a performance composite for the iGAP strategy for the one-, three- and five-year periods ended March 31, 2008, and the Board noted the positive performance results for the iGAP strategy over each of those periods.

•

The nature, extent and quality of the advisory services to be provided by DIMA.    The Board considered extensive information regarding DIMA, including DIMA’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board noted that the individuals who will be responsible for managing the Fund have significant relevant experience and appropriate educational backgrounds. The Board also considered the terms of the New Agreement, including the broader scope of services and expenses to be provided and assumed under the agreement as compared to the Current Agreement.

•

Profitability.    Because the Unitary Fee arrangements were not yet in effect, no information regarding DIMA’s costs and profits from providing the proposed services under the proposed fee arrangements could be considered by the Board. The Board did review DIMA’s profitability from managing the Fund for 2006 and 2007 and DIMA’s representation that it does not expect profitability to be excessive under the new arrangements during the next several years. The Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to investment management services, administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). The Board considered the substantial business risks undertaken by DIMA in connection with this arrangement, including that, following the first year of the New Agreement, during periods in which the Fund underperforms its Performance Benchmark by 0.50% or more, DIMA would be obligated to provide services and bear expenses under the New Agreement without compensation (i.e., DIMA would receive a Unitary Fee of 0.00%).

•

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund.    The Board considered that a portion of the Fund’s brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund’s brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

DIMA’s commitment to and record of compliance, including its written compliance policies and procedures.    The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s chief compliance officer, (ii) the large number of compliance personnel who report to DIMA’s chief compliance officer, and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

•

Deutsche Bank’s commitment to its U.S. mutual fund business.    The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders. The Board also considered Deutsche Bank’s strategic plans for its U.S. mutual fund business and the potential benefits to Fund shareholders from being part of a fund complex associated with a large international investment bank.

Based on all of the information considered and conclusions reached, the Board (including a majority of the Independent Trustees) determined to approve the New Agreement, and concluded that the approval of the New Agreement was in the best interests of the Fund. In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Required Vote.    Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Information About Voting and the Shareholder Meeting”) of the Fund.

If the shareholders of the Fund should fail to approve the New Agreement, the Fund will continue to be managed under its Current Agreement with DIMA and the Sub-Advisory Agreement with NTI. In addition, the investment strategy, fee structure and Fund name will not change. The Board will take such action, if any, as it considers to be in the best interests of the Fund

The Board unanimously recommends that shareholders of the Fund vote FOR the approval of the New Agreement between DIMA and the Fund.

ADDITIONAL INFORMATION ABOUT DIMA

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corporation (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of Taunus Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Additional Services Provided by DIMA.    Pursuant to an Administrative Services Agreement, DIMA currently provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended February 29, 2008, DIMA received an Administration Fee of $100,846. DIMA is also compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended February 29, 2008, the amount charged to the Fund by DIMA aggregated $36,680.

Principal Executive Officers and Directors of DIMA.    The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Axel Schwarzer	President, Chief Executive Officer and Director	Head of Deutsche Asset Management Americas and DWS Investments
Michael Colon	Chief Operating Officer and Director	Chief Operating Officer of Deutsche Asset Management Americas and DWS Investments

Name	Position	Principal Occupation
Jennifer Birmingham	Chief Financial Officer, Treasurer and Director	Director, Private Clients and Asset Management, Deutsche Asset Management Americas
John Pak	Secretary and Chief Legal Officer	Global Head of Institutional Legal, Deutsche Asset Management
Mark Cullen	Executive Vice President	Global Chief Operating Officer of Deutsche Asset Management
Robert Kloby	Chief Compliance Officer	Head of Global Asset Management Compliance and Retail U.S. Asset Management Compliance, Deutsche Asset Management

Exhibit C sets forth the positions held by the officers of the Fund with DIMA or its affiliates.

DIMA (and its affiliates) act as investment adviser to mutual funds (the “Similar Funds”) having a similar investment objective to the Fund. Exhibit D sets forth information regarding the Similar Funds.

Exhibit E sets forth information about the Fund’s relationship with certain affiliates of DIMA. DIMA and the affiliates named in Exhibit E will continue to provide the services they currently provide to the Fund whether or not the New Agreement is approved.

Selection of Brokers.    DIMA is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DIMA determines that such commissions are reasonable in relation to the overall services provided. DIMA may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DIMA. Consistent with DIMA’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DIMA may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to DIMA, it is the opinion of DIMA that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DIMA’s staff. To the extent that research and brokerage services of value are received by DIMA, DIMA may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DIMA and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for the Fund will not necessarily be used by DIMA specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

DIMA may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by DIMA to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if DIMA determines that such product or service constitutes brokerage and research as defined in Section 28(e) of the 1934 Act and interpretations thereunder. Currently, it is DIMA’s policy that sub-advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. DIMA may, in the future, change this policy. Regardless, certain sub-advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DIMA will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile, will be borne by DIMA.

Only shareholders of record on July 29, 2008 are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally. As of July 29, 2008, the Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	2,435,446.44
Class B	558,071.05
Class C	576,105.40
Class R	142,552.07
Class S	3,035,792.12

The Board knows of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from the Fund’s shareholders by the Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal. Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of the Fund at the close of business on July 29, 2008 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement thereof. The holders of at least 30% of the shares of the Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting. The tellers will count the total number of votes cast FOR approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a vote against the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of July 29, 2008, the officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

To the best of the knowledge of the Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund as of July 29, 2008:

	Name and Address of Owner	Shares Owned	% of Class
Class A	DWS TRUST COMPANY FBO AMERICAN RESTAURANT SAVINGS AND INVESTMENT PLAN ATTN ASSET RECON DEPT # XXXXXX SALEM NH 03079-1143	212,273.11	8.72%

	DWS TRUST COMPANY FBO NORTHWEST COMMUNITY CREDIT UNION CAPITAL ACCUMULATION PLAN ATTN ASSET RECON DEPT # XXXXXX SALEM NH 03079-1143	152,698.44	6.27%

	DWS TRUST COMPANY TTEE FBO VNA OF RHODE ISLAND INC EMPLOYER CONTRIBUTION PLAN ATTN ASSET RECON DEPT # XXXXXX SALEM NH 03079-1143	144,268.18	5.92%

Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC #9HPW0 JACKSONVILLE FL 32246	52,693.79	9.15%

Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO DELSTAR 401 K PL ATLANTA GA 30357-7377	13,735.06	9.64%

	MG TRUST CO CUST FBO STRATA-G P/S PLAN A/C XXXXXXXX DENVER CO 80202-3531	10,817.42	7.59%

	MCB TRUST SERVICES AS AGT FRONTIER TRUST CO TTEE FARGO ND 58106-0699	9,773.22	6.86%

	MG TRUST COMPANY CUST GENESEO COMMUNICATIONS INC 401K DENVER CO 80202-3531	8,957.67	6.28%

	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO ATLANTA GA 30357-7377	8,354.50	5.99%

	Name and Address of Owner	Shares Owned	% of Class
	MCB TRUST SERVICES AS AGT FRONTIER TRUST CO TTEE FBO BLB&G EMPLOYEES 401K PLAN FARGO ND 58106-0699	8,430.54	5.91%

	MG TRUST COMPANY AS AGENT FOR FRONTIER TRUST CO TTEE FBO PMA OUTDOOR EQUIPMENT IN FARGO ND 58106-0699	7,580.34	5.32%

	MG TRUST CO AS AGT FRONTIER TRUST CO TTEE FBO RELIABLE HEALTH SYSTEMS INC 4 FARGO ND 58106-0699	7,437.92	5.22%

Class S	STATE STREET BANK & TRUST CO CUST FBO DWS LIFECOMPASS 2015 FUND QUINCY MA 02171-2105	177,114.59	5.83%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Fund, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $19,000. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. Fund management believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the Proposal on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-612-1826. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DIMA.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Submission of Shareholder Proposals.    The Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

Adjournment and Postponement.    Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the Proposal to a designated time. In addition, upon the motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the Proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at or receive notice of the Meeting.

EXHIBIT A

FORM OF INVESTMENT MANAGEMENT AND UNITARY FEE AGREEMENT

AGREEMENT, dated as of [January 1, 2009], among DWS Value Equity Trust, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of the DWS S&P 500 Plus Fund (formerly known as the DWS Enhanced S&P 500 Index Fund) (the “Fund”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”).

WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Trust engages in the business of investing and reinvesting the assets of the Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectuses (the “Prospectus”) and Statements of Additional Information (the “SAI”) of the Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to provide investment management services to the Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to the Fund on the terms set out in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, the Fund and the Adviser agree as follows:

Appointment and Services.

(a)  The Trust appoints the Adviser to act as investment manager to the Fund. The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b)  Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations. In connection with the services provided under this Agreement, the Adviser will use best efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code. The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies. The Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients. In managing the Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or the Fund.

(c)  The Adviser will determine the securities and other instruments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with the Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser. The Adviser will determine what portion of the Fund’s portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d)  The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by the Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by the Fund.

(e)  The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f)  The Adviser also agrees to make available to the Board of Trustees the following:

(i) periodic reports on the investment performance of the Fund;

(ii) additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii) to the extent held by the Adviser, all of the Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g)  The Adviser will also provide to the Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2.  Unitary Fee.

(a)  For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of the Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month.

(i)  For the period [January 1, 2009 through December 31, 2009], the daily management accrual shall be calculated on a daily basis by multiplying the Fund’s prior day’s daily net assets (as defined in Section 2(c) herein) by 0.50% and dividing that product by 365.

(ii)  Beginning on [January 1, 2010] and for the remainder of the term of this Agreement, the daily management accrual shall be calculated on a daily basis by multiplying the Fund’s average daily net assets for the previous 365-day period (or 366-day period, if February 29 should fall during the period) (“Performance Period”) by 0.50% (the “Base Fee”), adjusted as described below, and dividing the product by the number of days in the Performance Period. The Base Fee used in calculating the daily management accrual shall be increased (but not by more than 0.50%) by an amount equal to the percentage difference by which the investment performance of Class S shares of the Fund for the Performance Period exceeded the sum of the investment record of the Standard & Poor’s 500 Index for the Performance Period plus 0.50%. The Base Fee used in calculating the daily management accrual shall be decreased (but not by more than 0.50%) by an amount equal to the percentage difference by which the investment performance of Class S shares of the Fund for the Performance Period is less than the sum of the investment record of the Standard & Poor’s 500 Index for the Performance Period plus 0.50%.

(iii)  It is the intention of the Trust and the Adviser that the fee calculation specified herein shall comply in all respects with Section 205(b) of the Advisers Act and rules and regulations thereunder, and that the terms used in Section 2(a) (ii) shall be defined as provided therein.

(b)  The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of the Fund and unpaid.

(c) The “daily net assets” of the Fund will mean the value placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund will always be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”) and the Registration Statement. If the determination of net asset value for the Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(d)  The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser. Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time. For the month and year in which this Agreement terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(e)  All rights to compensation under this Agreement for services performed as of the termination of this Agreement shall survive the termination.

3.  Expenses.

(a)  The Adviser will provide at its expense the services described in this Agreement. Except as determined by the Board of Trustees and to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund’s share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to the Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

(b)  Except as otherwise specifically provided in Sections 3(c) and 3(d) or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser shall pay all of the Fund’s expenses incurred in the ordinary course of its business, including, without limitation: administrative services, maintenance of books and records which are maintained by the Trust, the Fund’s custodian or other agents of the Trust; fees and expenses of the Fund’s accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; and payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any. The Adviser shall also reimburse the Fund for the fees and expenses of the Trust’s Trustees who are not “interested persons” and their counsel, and for the fees of the Fund’s independent accountants.

(c) The Adviser will not be required to pay: (a) portfolio transaction and other investment-related costs, including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities (but not commitment fees on credit facilities), prime broker fees and expenses, interest expense or dividend expenses related to short sales; (b) taxes; and (c) extraordinary expenses. For purposes of this Agreement, “extraordinary expenses” mean any unusual, unexpected and/or nonrecurring expenses that are approved as such by the Board of Trustees.

(d) The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of the Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses. The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

4.  Delegation of Investment Management Services.    Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed. Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of the Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

5.  Selection of Brokers and Affiliated Transactions.

(a)  Subject to the policies established by, and any direction from the Trust’s Board of Trustees, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for the Fund. Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a series’ Prospectus and SAI.

(b)  Subject to the policies established by, and any direction from, the Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for the Fund on an agency basis. The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

(c)  The Adviser and any of its affiliates will not deal with the Trust or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of the Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable Securities & Exchange Commission (“SEC”) or SEC staff guidance or interpretation. If the Adviser or any of its affiliates is participating in an underwriting or selling group, the Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(d)  The Adviser will promptly communicate to the Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

6.  Limitation of Liability of Manager.

(a)  As an inducement to the Adviser undertaking to provide services to the Trust and the Fund pursuant to this Agreement, the Trust and the Fund agree that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)  The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section 6 for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

7.  Term and Termination.

(a)  This Agreement will remain in force with respect to each party until [December 31, 2010] and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

(b)  This Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

8.  Amendment.    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

9.  Services Not Exclusive.    The Adviser’s services to the Trust and the Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time. Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time. The Trust and the Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

10.  Avoidance of Inconsistent Position.    In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees. The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund’s account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of the Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.  Delivery of Documents.    Copies of the Registration Statement and the Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust. The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(i) The Amended and Restated Declaration dated June 2, 2008, as amended and/or restated to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii) By-Laws of the Trust as in effect on the date hereof.

(iii) Resolutions of the Trustees of the Trust approving the form of this Agreement.

The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

12.  Limitation of Liability for Claims.

(a) The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “DWS Value Equity Trust” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

(b)  The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement will be limited in all cases to the Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. The Adviser understands that the rights and obligations of the Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

13.  Miscellaneous.

(a)  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b)  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c)  This Agreement will be construed in accordance with the laws of The Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

(d)  This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e)  If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f)  This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of the Fund.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DWS VALUE EQUITY TRUST

By:
Name: John Millette
Title: Vice President & Secretary

DWS VALUE EQUITY TRUST, on behalf of DWS S&P 500 Plus Fund

By:
Name: John Millette
Title: Vice President & Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name: Michael Colon
Title: Chief Operating Officer

By
Name:
Title:

EXHIBIT B

COMPARISON OF CURRENT AND PROPOSED FEES AND EXPENSES

Annual Operating Expenses Under Current Agreement

	Class A	Class B	Class C	Class S	Class R
Management Fee	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution (12b-1) Fee	0.24%	0.99%	1.00%	0.00%	0.48%
Other Expenses (includes 0.10% administrative services fee to DIMA)	0.63%	0.60%	0.53%	0.58%	0.62%
Total Annual Operating Expenses	1.29%	2.01%	1.95%	1.00%	1.52%
Expense Reimbursements[1]	0.01%	0.00%	0.00%	0.00%	0.00%
Net Annual Operating Expenses[1]	1.28%	2.01%	1.95%	1.00%	1.52%

[1]

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at ratios no higher than 1.28% for Class A shares, 2.03% for Class B and C shares and 1.53% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

Annual Operating Expenses Under New Agreement

UNITARY FEE at 0.50%	Class A	Class B	Class C	Class S	Class R
Management Fee (Unitary Fee)	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	0.24%	0.99%	1.00%	0.00%	0.48%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Operating Expenses	0.74%	1.49%	1.50%	0.50%	0.98%

UNITARY FEE at 1.00%
Management Fee (Unitary Fee)	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fee	0.24%	0.99%	1.00%	0.00%	0.48%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Operating Expenses	1.24%	1.99%	2.00%	1.00%	1.48%

UNITARY FEE AT 0.00%
Management Fee (Unitary Fee)	0.00%	0.00%	0.00%	0.00%	0.00%
Distribution (12b-1) Fee	0.24%	0.99%	1.00%	0.00%	0.48%
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Operating Expenses	0.24%	0.99%	1.00%	0.00%	0.48%

EXAMPLES

Based on the costs above (including one year of capped expenses for Class A shares under the Current Agreement), this example helps you compare the current expenses of the Fund to the expenses of the Fund if the Proposal is adopted, assuming that the Unitary Fee will be paid at its highest, base or lowest rate. (These examples are provided below.) These examples assume the current expenses above remain the same. They also assume that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. These are only examples; actual expenses will be different.

Under the Current Agreement:

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$698	$960	$1,241	$2,041
Class B shares	$604	$930	$1,283	$1,982
Class C shares	$298	$612	$1,052	$2,275
Class S shares	$102	$318	$552	$1,225
Class R shares	$155	$480	$829	$1,813

Expenses, assuming you kept your shares
Class A shares	$698	$960	$1,241	$2,041
Class B shares	$204	$630	$1,083	$1,982
Class C shares	$198	$612	$1,052	$2,275
Class S shares	$102	$318	$552	$1,225
Class R shares	$155	$480	$829	$1,813

Under the New Agreement (assuming the Unitary Fee is the base rate of 0.50% after the first year):

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$646	$798	$963	$1,441
Class B shares	$552	$771	$1,013	$1,390
Class C shares	$253	$474	$818	$1,791
Class S shares	$51	$160	$280	$628
Class R shares	$100	$312	$542	$1,201

Expenses, assuming you kept your shares
Class A shares	$646	$798	$963	$1,441
Class B shares	$152	$471	$813	$1,390
Class C shares	$153	$474	$818	$1,791
Class S shares	$51	$160	$280	$628
Class R shares	$100	$312	$542	$1,201

Under the New Agreement (assuming Unitary Fee is the maximum rate of 1.00% after the first year):

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$646	$899	$1,172	$1,947
Class B shares	$552	$876	$1,226	$1,904
Class C shares	$253	$579	$1,032	$2,287
Class S shares	$51	$269	$504	$1,179
Class R shares	$100	$419	$760	$1,726

Expenses, assuming you kept your shares
Class A shares	$646	$899	$1,172	$1,947
Class B shares	$152	$576	$1,026	$1,904
Class C shares	$153	$579	$1,032	$2,287
Class S shares	$51	$269	$504	$1,179
Class R shares	$100	$419	$760	$1,726

Under the New Agreement (assuming the Unitary Fee is the minimum rate of 0.00% after the first year):

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$646	$696	$750	$910
Class B shares	$552	$665	$796	$851
Class C shares	$253	$368	$601	$1,270
Class S shares	$51	$51	$51	$51
Class R shares	$100	$204	$318	$652

Expenses, assuming you kept your shares
Class A shares	$646	$696	$750	$910
Class B shares	$152	$365	$596	$851
Class C shares	$153	$368	$601	$1,270
Class S shares	$51	$51	$51	$51
Class R shares	$100	$204	$318	$652

For the year ended February 29, 2008, the fee under the Current Agreement was equivalent to an annual effective rate of 0.415% of the Fund’s average daily net assets, which aggregated to $418,510. If, for the same period, DIMA had charged the highest possible Unitary Fee under the New Agreement of 1.00%, the Fund would have paid DIMA $1,009,000, an increase of approximately 141.00% over the investment management fee under the Current Agreement. However, as noted above, this payment would have covered all of the Fund’s day-to-day expenses (excluding 12b-1 fees) for the period.

EXHIBIT C

FUND OFFICERS

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark(3) (1965) President, 2006-present	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul H. Schubert(3) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(4) (1962) Secretary, 2001-present	Director(2), Deutsche Asset Management

Patricia DeFilippis(3) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(3) (1962) Assistant Secretary, 2005-present	Director(2), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(4) (1962) Assistant Secretary, 1998-present	Managing Director(2), Deutsche Asset Management

Diane Kenneally(4) (1971) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset Management

Kathleen Sullivan D’Eramo(4) (1957) Assistant Treasurer, 2003-present	Director(2), Deutsche Asset Management

Jason Vazquez(3) (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

C-1

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Robert Kloby(3) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(3) (1951) Chief Legal Officer, 2006-present	Director(5), Deutsche Asset Management (2006-present); formerly: Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

(1)	Length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the Board of the Fund.
(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.
(4)	Address: One Beacon Street, Boston, Massachusetts 02108.

C-2

EXHIBIT D

INFORMATION REGARDING SIMILAR FUNDS

Fund Name	Net Assets As of 12/31/07 ($)	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Equity Partners Fund	342,498,176	0.915% to $50 million 0.765% next $50 million 0.715% next $100 million 0.615% thereafter	Yes	The fund seeks to achieve long-term growth of capital and, secondarily, current income.

DWS Growth & Income Fund	3,924,714,125	0.365% to $250 million 0.360% next $750 million 0.355% next $1.5 billion 0.345% next $5.0 billion 0.335% next $5.0 billion 0.325% next $5.0 billion 0.300% thereafter	Yes	The fund seeks long-term growth of capital, current income and growth of income.

DWS Blue Chip Fund	508,405,687	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter	Yes	The fund seeks growth of capital and of income

DWS Capital Growth Fund	1,918,702,512	0.495% to $250 million 0.465% next $750 million 0.445% next $1.5 billion 0.425% next $2.5 billion 0.395% next $2.5 billion 0.375% next $2.5 billion 0.355% next $2.5 billion 0.335% thereafter	Yes	The fund seeks to provide long-term growth of capital.

DWS Large Company Growth Fund	308,918,105	0.615% to $1.5 billion 0.565% next $500 million 0.515% thereafter	Yes	The fund seeks long-term growth of capital.

Fund Name	Net Assets As of 12/31/07 ($)	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Disciplined Long/Short Value Fund	18,369,239	1.000% to $1.0 billion 0.950% next $1.0 billion 0.900% next $1.0 billion 0.850% thereafter	Yes	The fund seeks capital appreciation.

DWS Disciplined Long/Short Growth Fund	12,438,020	1.000% to $1.0 billion 0.950% next $1.0 billion 0.900% next $1.0 billion 0.850% thereafter	Yes	The fund seeks capital appreciation.

DWS Equity Income Fund	133,636,211	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	Yes	The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital.

DWS Large Cap Value Fund	1,820,763,684	0.425% to $1.5 billion 0.400% next $500 million 0.375% next $1.0 billion 0.350% next $1.0 billion 0.325% next $1.0 billion 0.300% thereafter	Yes	The fund seeks long-term capital appreciation, with current income as a secondary objective.

DWS Dreman High Return Equity Fund	8,099,026,303	0.650% to $250 million 0.620% next $750 million 0.600% next $1.5 billion 0.580% next $2.5 billion 0.550% next $2.5 billion 0.540% next $2.5 billion 0.530% next $2.5 billion 0.520% thereafter	Yes	The fund seeks to achieve a high rate of total return.

Fund Name	Net Assets As of 12/31/07 ($)	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Dreman Concentrated Value Fund	68,894,318	0.715% to $250 million 0.695% next $750 million 0.675% next $1.5 billion 0.655% thereafter	Yes	The fund seeks to long-term growth of capital.

DWS S&P 500 Index Fund	715,419,984	0.050% of net assets (Master)	Yes	The fund seeks to provide investment results that, before expenses, correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

DWS Equity 500 Index Fund	2,692,969,686	0.050% of net assets	Yes	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, which emphasizes stocks of large companies.

DWS Disciplined Market Neutral Fund	33,548,838	1.250% to $1.0 billion 1.200% next $1.0 billion 1.150% next $1.0 billion 1.100% thereafter	Yes	The fund seeks capital appreciation independent of stock market direction.

Fund Name	Net Assets As of 12/31/07 ($)	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS EAFE Equity Index Fund	477,038,968	0.250% of net assets	Yes

The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of MSCI EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australasia and Far East.

DWS Growth & Income VIP	210,251,793	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	Yes	The portfolio seeks long-term growth of capital, current income and growth of income.

DWS Capital Growth VIP	1,077,388,419	0.390% to $250 million 0.365% next $750 million 0.340% thereafter	Yes	The portfolio seeks to provide long-term growth of capital.

DWS Equity 500 Index VIP	1,157,977,465	0.200% to $1 billion 0.175% next $1 billion 0.150% thereafter	Yes	The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, which emphasizes stocks of large companies.

Fund Name	Net Assets As of 12/31/07 ($)	Current Management Fee Schedule	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?	Current Investment Objective
DWS Blue Chip VIP	253,124,044	0.550% to $250 million 0.520% next $750 million 0.500% next $1.5 billion 0.480% next $2.5 billion 0.450% next $2.5 billion 0.430% next $2.5 billion 0.410% next $2.5 billion 0.390% thereafter	Yes	The portfolio seeks growth of capital and of income.

DWS Large Cap Value VIP	237,524,673	0.650% to $250 million 0.625% next $750 million 0.600% next $1.5 billion 0.575% next $2.5 billion 0.550% next $2.5 billion 0.525% next $2.5 billion 0.500% next $2.5 billion 0.475% thereafter	Yes	The portfolio seeks a high rate of total return.

DWS Dreman High Return Equity VIP	828,468,945	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter	Yes	The portfolio seeks to achieve a high rate of total return.

DWS Janus Growth & Income VIP	173,663,172	0.665% to $250 million 0.640% next $750 million 0.615% next $1.5 billion 0.590% thereafter	No	The portfolio seeks long-term capital growth and current income.

EXHIBIT E

INFORMATION REGARDING THE FUND’S RELATIONSHIP WITH

CERTAIN DIMA AFFILIATES

DWS Investments Distributors, Inc.

Pursuant to an underwriting agreement (the “Distribution Agreement”), DWS Investments Distributors, Inc. (“DIDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, B, C, R and S shares of the Fund, and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Fund, dated September 30, 2003, was last approved by the Board on September 18, 2007, and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund (the “Independent Trustees”) and who have no direct or indirect financial interest in the Distribution Agreement.

Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 29, 2008 aggregated $3,388. In addition, DIDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. For the year ended February 29, 2008 the CDSC for Class B and C shares aggregated $22,402 and $572, respectively. DIDI also receives a deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended February 29, 2008 DIDI received $120 for such Class A share redemptions.

Under the Fund’s Class B, Class C and Class R 12b-1 Plans, DIDI receives a fee (“Distribution Fee”) of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 29, 2008 the aggregated Distribution Fee was $153,104.

In addition, DIDI provides information and administrative services for a fee (“Service Fee”) to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 29, 2008 the aggregated Service Fee was $134,896.

DWS Investments Service Company

DWS Investments Service Company (“DISC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement with DST Systems, Inc. (“DST”), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended February 29, 2008 the total amount charged to the Fund by DISC was $200,274, of which $21,954 was waived. (This includes amounts paid to a

E-1

DISC affiliate that provided services to Class S shareholders and was merged into DISC in March 2007.)

Affiliated Brokers

The Fund did not pay portfolio trading commissions to DIMA-affiliated brokers during the fiscal year ended February 29, 2008.

E-2

ENH.S&P-072908

	DWS ENHANCED S&P 500 INDEX FUND DWS VALUE EQUITY TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 3:00 p.m., Eastern time, on October 27, 2008	PROXY CARD
280 Oser Avenue Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, Elisa Metzger and John Millette, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of DWS Enhanced S&P 500 Index Fund (the “Fund”) that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	S&P_19238_082008

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE ON PROPOSAL:
	FOR	AGAINST	ABSTAIN
1.

Approving an Investment Management and Unitary Fee Agreement between Deutsche Investment Management Americas Inc. and DWS Enhanced S&P 500 Index Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.